Exhibit 99.1

5650 Hollis Street | Emeryville, CA | 94608 Office: 510.845.1999

Grocery Outlet Holding Corp. Announces Common Stock Distribution by Hellman & Friedman to Complete Exit

Emeryville, CA – May 27, 2020 – Grocery Outlet Holding Corp. (NASDAQ: GO) (the “Company”) today announced that the stockholder affiliated with Hellman & Friedman LLC (“Hellman & Friedman”), the Company’s private equity sponsor, has elected to distribute the remainder of its holdings representing 9.6 million shares of the Company’s common stock to its equity holders.

“The ongoing reduction of Hellman & Friedman’s ownership stake has been a natural and expected part of Grocery Outlet’s maturation as a publicly traded corporation. Hellman & Friedman has been a valued partner since their original investment in our company in 2014,” said Grocery Outlet CEO, Eric Lindberg. “Over that time, we have expanded our leadership team and strengthened our supply chain and corporate infrastructure in order to support our long-term growth objectives.”

“We continue to believe that Grocery Outlet is an exceptional company with a resilient business model and significant long-term growth potential. We have worked closely with the management team since our initial investment and have great confidence in their ability to achieve ongoing success,” said Grocery Outlet Chairman and Partner of H&F, Erik Ragatz.

Hellman & Friedman’s distribution of 9.6 million shares, which is expected to occur on May 28, 2020, represents approximately 11% of total shares outstanding.

Forward-Looking Statements:

This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management’s current views and estimates regarding the prospects of the industry and the Company’s prospects, plans, business, results of operations, financial position, future financial performance and business strategy, as well as the timing of the distribution by the stockholder affiliated with Hellman & Friedman. These forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company cannot provide any assurance that these expectations will prove to be correct.

This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management’s current views and estimates regarding the prospects of the industry and the Company’s prospects, plans, business, results of operations, financial position, future financial performance and business strategy, as well as the timing of the distribution by the stockholder affiliated with Hellman & Friedman. These forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company cannot provide any assurance that these expectations will prove to be correct.

The following factors are among those that may cause actual results to differ materially from the forward-looking statements: failure of suppliers to consistently supply us with opportunistic products at attractive pricing; inability to successfully identify trends and maintain a consistent level of opportunistic products; failure to maintain or increase comparable store sales; changes affecting the market prices of the products we sell; failure to open, relocate or remodel stores on schedule; risks associated with newly opened stores; risks associated with economic conditions; competition in the retail food industry; inability to retain the loyalty of our customers; costs and implementation difficulties associated with marketing, advertising and promotions; failure to maintain our reputation and the value of our brand, including protecting our intellectual property; any significant disruption to our distribution network, the operations of our distributions centers and our timely receipt of inventory; movement of consumer trends toward private labels and away from name-brand products; inability to maintain sufficient levels of cash flow from our operations; risks associated with leasing substantial amounts of space; failure to maintain the security of information we hold relating to personal information or payment card data of our customers, employees and suppliers; failure to participate effectively or at all in the growing online retail marketplace; material disruption to our information technology systems; risks associated with products we and our independent operators (“IOs”) sell; risks associated with laws and regulations generally applicable to retailers; legal proceedings from customers, suppliers, employees, governments or competitors; unexpected costs and negative effects associated with our insurance program; inability to attract, train and retain highly qualified employees; difficulties associated with labor relations; loss of our key personnel or inability to hire additional qualified personnel; changes in accounting standards and subjective assumptions, estimates and judgments by management related to complex accounting matters; impairment of goodwill and other intangible assets; any significant decline in our operating profit and taxable income; risks associated with tax matters; natural disasters and unusual weather conditions (whether or not caused by climate change), power outages, pandemic outbreaks, terrorist acts, global political events and other serious catastrophic events; major health epidemics, such as a coronavirus, and other outbreaks; economic downturns or natural or man-made disasters in geographies where our stores are located; time required to comply with public company regulations; management’s limited experience managing a public company; risks associated with IOs being consolidated into our financial statements; failure of our IOs to successfully manage their business; failure of our IOs to repay notes outstanding to us; inability to attract and retain qualified IOs; inability of our IOs to avoid excess inventory shrink; any loss or changeover of an IO; legal proceedings initiated against our IOs; legal challenges to the independent contractor business model; failure to maintain positive relationships with our IOs; risks associated with actions our IOs could take that could harm our business; the significant influence of certain significant investors over us; our ability to generate cash flow to service our substantial debt obligations; and the other factors discussed under “Risk Factors” in the Company’s prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 23, 2020.

For a more detailed discussion of the risks, uncertainties and other factors that could cause actual results to differ, please refer to the “Risk Factors” the Company previously disclosed in its prospectus filed with the SEC on April 23, 2020, as such risk factors may be updated from time to time in the Company’s periodic filings with the SEC. The Company’s prospectus and periodic filings are accessible on the SEC’s website at www.sec.gov. You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. Except as required by applicable law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this news release to conform these statements to actual results or to changes in our expectations.

About Grocery Outlet

Based in Emeryville, California, Grocery Outlet is a high-growth, extreme value retailer of quality, name-brand consumables and fresh products sold through a network of independently operated stores. Grocery Outlet has more than 350 stores in California, Washington, Oregon, Pennsylvania, Idaho and Nevada. Grocery Outlet stores carry an ever-changing assortment of “WOW!” deals, complemented by everyday staple products.

INVESTOR RELATIONS CONTACT:

Jean Fontana

646-277-1214

Jean.Fontana@icrinc.com

MEDIA CONTACT:

Layla Kasha

510-379-2176

lkasha@cfgo.com